                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              ---------------------

                              NEUROGEN CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                                               22-2845714
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                          35 Northeast Industrial Road
                           Branford, Connecticut 06405
              (Address of principal executive offices and zip code)

                  NEUROGEN CORPORATION 401(k) RETIREMENT PLAN
                            (Full title of the plan)
                              ---------------------

                                Stephen R. Davis
                            Executive Vice President
                              Neurogen Corporation
                          35 Northeast Industrial Road
                           Branford, Connecticut 06405
                                 (203) 488-8201

                      (Name, address and telephone number,
                   including area code, of agent for service)
                             ----------------------

                                   Copies to:

                           Donald B. Brant, Jr., Esq.
                       Milbank, Tweed, Hadley & McCloy LLP
                             1 Chase Manhattan Plaza
                            New York, New York 10005

                         CALCULATION OF REGISTRATION FEE

=====================================================================================================================

                                                     Proposed maximum        Proposed maximum
 Title of securities to        Amount to be         offering price per      aggregate offering          Amount of
     be registered              registered                share*                  price*             registration fee
---------------------------------------------------------------------------------------------------------------------
Common Stock, par value
$.025 per share**                 100,000                 $9.715                $971,500                 $89.38

=====================================================================================================================

     *Estimated  solely for the purpose of calculating the  registration  fee in accordance  with Rule  457(h)  based  upon the  average of the high and low sale price of the Common Stock on August 15, 2002 as reported on the NASDAQ  National
Market.

     **In  addition,  pursuant to Rule 416(c) under the  Securities Act of 1933, this registration  statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Neurogen Corporation 401(k) Retirement Plan.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     This registration statement is filed for the purpose of registering 100,000 additional shares of Common Stock by Neurogen Corporation (the "Registrant") for
use in  connection  with the Neurogen  Corporation  401(k)  Retirement  Plan. In accordance with General  Instruction E to Form S-8, the Registrant  incorporates by reference  the contents of the  Registrant's  Registration  Statement on Form
S-8, File No. 333-07957, filed on July 10, 1996.

ITEM 8.  EXHIBITS.

EXHIBIT NO.                                          DESCRIPTION

     5.1  Opinion of Milbank, Tweed, Hadley & McCloy LLP, Counsel to Registrant.

     23.1 Consent of PricewaterhouseCoopers LLP, Independent Accountants.

     24.1 Powers of Attorney of Frank C. Carlucci, William H. Koster, Stephen R.
          Davis, John Simon,  Craig Saxton,  Robert N. Butler,  Suzanne Woolsey,
          Barry M. Bloom, Mark Novitch, Julian C. Baker and Felix J. Baker.

     The Registrant  undertakes that the Registrant has submitted or will submit the Neurogen  Corporation  401(k) Retirement Plan and all amendments  thereto to the Internal  Revenue  Service  ("IRS") in a timely  manner and has made or will make all changes required by the IRS in order to qualify the Plan.

                                   SIGNATURES

The Registrant.  Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration
Statement  to be  signed  on its  behalf  by  the  undersigned,  thereunto  duly authorized,  in the City of Branford, State of Connecticut,  on this 16th day of
August 2002.

                                           NEUROGEN CORPORATION

                                           By: /S/ STEPHEN R. DAVIS
                                           -----------------------------------
                                           Stephen R. Davis
                                           Executive Vice President,
                                           Chief Business Officer and Secretary

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration  Statement  has  been  signed  by  the  following  persons  in  the capacities and on the date indicated.

       SIGNATURE                                     TITLE                                        DATE
       ---------                                     -----                                        ----

            *                         Chairman of the Board and Director                     August 16, 2002
---------------------------
Frank C. Carlucci

            *                         President, Chief Executive Officer,
---------------------------           Vice Chairman of the Board and Director                August 16, 2002
William H. Koster                     (Principal Executive Officer)

 /S/ STEPHEN R. DAVIS
---------------------------           Executive Vice President, Chief Business               August 16, 2002
Stephen R. Davis                      Officer, Secretary and Director
                                      (Principal Financial and Accounting Officer)

            *                         Director                                               August 16, 2002
---------------------------
John Simon

            *                         Director                                               August 16, 2002
---------------------------
Craig Saxton, M.D.

            *                         Director                                               August 16, 2002
---------------------------
Robert N. Butler, M.D.

            *                         Director                                               August 16, 2002
---------------------------
Suzanne Woolsey, Ph.D

            *                         Director                                               August 16, 2002
---------------------------
Barry M. Bloom, Ph.D

            *                         Director                                               August 16, 2002
---------------------------
Mark Novitch, M.D.

            *                         Director                                               August 16, 2002
---------------------------
Julian C. Baker

            *                         Director                                               August 16, 2002
---------------------------
Felix J. Baker, Ph.D

*By:  /S/ STEPHEN R. DAVIS
      ---------------------------------------------------------
      Stephen R. Davis, Attorney-in-Fact

The Plan.  Pursuant  to the  requirements  of the  Securities  Act of 1933,  the trustees have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Branford, State of
Connecticut, on this 16th day of August 2002.

                                     NEUROGEN CORPORATION 401(K) RETIREMENT PLAN

                                     By:  /s/ STEPHEN R. DAVIS
                                         ---------------------------------------
                                         Stephen R. Davis
                                         Trustee

                                                                     EXHIBIT 5.1

                                                                 August 16, 2002

Neurogen Corporation
35 Northeast Industrial Road
Branford, CT 06405

Dear Sirs:

     We  refer to the  Registration  Statement  on Form  S-8 (the  "Registration
Statement") which Neurogen Corporation,  a Delaware corporation (the "Company"), proposes to file with the Securities and Exchange  Commission for the purpose of registering  under the  Securities  Act of 1933, as amended,  100,000  shares of
Common Stock of the Company,  par value $.025 per share (the "Shares")  pursuant to the Neurogen  Corporation 401(k) Retirement Plan (the "Plan").  In connection with the foregoing  registration,  we have acted as counsel for the Company, and as such counsel,  we are familiar with the  corporate  proceedings  taken by the
Company in connection with the authorization and sale of the Shares and with the provisions of the Plan, in accordance  with which the sales of the Shares are to be made, in the form incorporated by reference as an exhibit to the Registration
Statement.

     We have examined  originals,  or copies certified to our  satisfaction,  of such  corporate  records  of the  Company,  agreements  and  other  instruments, certificates of public officials,  certificates of officers and  representatives of the Company and other  documents as we have deemed it necessary to require as a basis for the opinions  hereinafter  expressed.  In such  examination  we have assumed the  genuineness of all  signatures,  the  authenticity of all documents submitted to us as originals,  the conformity with the original documents of all documents  submitted to us as copies and the  authenticity  of the  originals of such latter documents. As to various questions of fact material to such opinions we have,  when relevant facts were not  independently  established,  relied upon certifications  by officers of the  Company  and other  appropriate  persons and statements contained in the Registration Statement.

     Based upon the foregoing,  and having regard to legal  considerations which we  deem  relevant,  we are of the  opinion  that  the  Shares  have  been  duly authorized  and,  when  certificates  representing  the  Shares  shall have been executed in facsimile by proper  officers of the Company,  authenticated  by the transfer  agent and  registrar  for the Shares,  delivered  to persons  entitled thereto  pursuant to the Plan in accordance  with the terms thereof and paid for at the prices specified  therein,  the Shares will have been legally and validly issued, fully paid and nonassessable.

     We hereby  consent  to the filing of this  opinion  as  Exhibit  5.1 to the
Registration Statement.

                                                               Very truly yours,

                                            Milbank, Tweed, Hadley & McCloy LLP

                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the  incorporation  by reference in this  Registration
Statement  on Form S-8 (No.  333-07957)  of our report  dated  February 15, 2002 relating to the financial statements of Neurogen  Corporation,  which appears in
Neurogen  Corporation's  Annual Report on Form 10-K for the year ended  December
31, 2001.

     We also consent to the  incorporation  by  reference  in this  Registration
Statement  of  our  report  dated  June  14,  2002  relating  to  the  financial statements,  which  appears in the  Annual  Report of the  Neurogen  Corporation
401(k) Retirement Plan on Form 11-K for the year ended December 31, 2001.

PricewaterhouseCoopers LLP
Hartford, Connecticut
August 16, 2002

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL YE PERSONS BY THESE  PRESENTS,  that the  undersigned  does hereby make, constitute and appoint each of William H. Koster and Stephen R. Davis, his
or  her   attorney-in-fact  and  agent  with  full  power  of  substitution  and resubstitution  for and in his or her  name,  place  and  stead,  in any and all capacities,  to execute  for and on his or her behalf a  Registration  Statement pursuant the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale  and/or  issuance  of  up to  an  additional  100,000  shares  of  Neurogen
Corporation Stock in respect of the Neurogen Corporation 401 (k) Retirement Plan
(the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on
Form S-8, which amendments may make such changes in the  Registration  Statement on Form S-8 as such attorney-in-fact deems appropriate,  and any other documents and  instruments  incidental  thereto,  and to file the same,  with all exhibits thereto and all  documents in  connection  therewith,  with the  Securities  and
Exchange   Commission   and  the  NASDAQ  Stock   Market,   granting  unto  said
attorney-in-fact  and agent, full power and authority to do and perform each and every  act and  thing  requisite  and  necessary  to be done  in and  about  the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes,  may lawfully do or cause to be done by virtue hereof.

     IN WITNESS  WHEREOF,  the  undersigned  has executed this Power of Attorney this 16th day of August 2002.

                                                 /s/FELIX J. BAKER
                                                 -------------------------------
                                                 Felix J. Baker

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL YE PERSONS BY THESE  PRESENTS,  that the  undersigned  does hereby make, constitute and appoint each of William H. Koster and Stephen R. Davis, his
or  her   attorney-in-fact  and  agent  with  full  power  of  substitution  and resubstitution  for and in his or her  name,  place  and  stead,  in any and all capacities,  to execute  for and on his or her behalf a  Registration  Statement pursuant the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale  and/or  issuance  of  up to  an  additional  100,000  shares  of  Neurogen
Corporation Stock in respect of the Neurogen Corporation 401 (k) Retirement Plan
(the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on
Form S-8, which amendments may make such changes in the  Registration  Statement on Form S-8 as such attorney-in-fact deems appropriate,  and any other documents and  instruments  incidental  thereto,  and to file the same,  with all exhibits thereto and all  documents in  connection  therewith,  with the  Securities  and
Exchange   Commission   and  the  NASDAQ  Stock   Market,   granting  unto  said
attorney-in-fact  and agent, full power and authority to do and perform each and every  act and  thing  requisite  and  necessary  to be done  in and  about  the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes,  may lawfully do or cause to be done by virtue hereof.

     IN WITNESS  WHEREOF,  the  undersigned  has executed this Power of Attorney this 16th day of August 2002.

                                                 /s/JULIAN C. BAKER
                                                 -------------------------------
                                                 Julian C. Baker

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL YE PERSONS BY THESE  PRESENTS,  that the  undersigned  does hereby make, constitute and appoint each of William H. Koster and Stephen R. Davis, his
or  her   attorney-in-fact  and  agent  with  full  power  of  substitution  and resubstitution  for and in his or her  name,  place  and  stead,  in any and all capacities,  to execute  for and on his or her behalf a  Registration  Statement pursuant the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale  and/or  issuance  of  up to  an  additional  100,000  shares  of  Neurogen
Corporation Stock in respect of the Neurogen Corporation 401 (k) Retirement Plan
(the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on
Form S-8, which amendments may make such changes in the  Registration  Statement on Form S-8 as such attorney-in-fact deems appropriate,  and any other documents and  instruments  incidental  thereto,  and to file the same,  with all exhibits thereto and all  documents in  connection  therewith,  with the  Securities  and
Exchange   Commission   and  the  NASDAQ  Stock   Market,   granting  unto  said
attorney-in-fact  and agent, full power and authority to do and perform each and every  act and  thing  requisite  and  necessary  to be done  in and  about  the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes,  may lawfully do or cause to be done by virtue hereof.

     IN WITNESS  WHEREOF,  the  undersigned  has executed this Power of Attorney this 16th day of August 2002.

                                                 /s/BARRY M. BLOOM
                                                 -------------------------------
                                                 Barry M. Bloom

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL YE PERSONS BY THESE  PRESENTS,  that the  undersigned  does hereby make, constitute and appoint each of William H. Koster and Stephen R. Davis, his
or  her   attorney-in-fact  and  agent  with  full  power  of  substitution  and resubstitution  for and in his or her  name,  place  and  stead,  in any and all capacities,  to execute  for and on his or her behalf a  Registration  Statement pursuant the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale  and/or  issuance  of  up to  an  additional  100,000  shares  of  Neurogen
Corporation Stock in respect of the Neurogen Corporation 401 (k) Retirement Plan
(the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on
Form S-8, which amendments may make such changes in the  Registration  Statement on Form S-8 as such attorney-in-fact deems appropriate,  and any other documents and  instruments  incidental  thereto,  and to file the same,  with all exhibits thereto and all  documents in  connection  therewith,  with the  Securities  and
Exchange   Commission   and  the  NASDAQ  Stock   Market,   granting  unto  said
attorney-in-fact  and agent, full power and authority to do and perform each and every  act and  thing  requisite  and  necessary  to be done  in and  about  the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes,  may lawfully do or cause to be done by virtue hereof.

     IN WITNESS  WHEREOF,  the  undersigned  has executed this Power of Attorney this 16th day of August 2002.

                                                 /s/ROBERT N. BUTLER
                                                 -------------------------------
                                                 Robert N. Butler

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL YE PERSONS BY THESE  PRESENTS,  that the  undersigned  does hereby make, constitute and appoint each of William H. Koster and Stephen R. Davis, his
or  her   attorney-in-fact  and  agent  with  full  power  of  substitution  and resubstitution  for and in his or her  name,  place  and  stead,  in any and all capacities,  to execute  for and on his or her behalf a  Registration  Statement pursuant the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale  and/or  issuance  of  up to  an  additional  100,000  shares  of  Neurogen
Corporation Stock in respect of the Neurogen Corporation 401 (k) Retirement Plan
(the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on
Form S-8, which amendments may make such changes in the  Registration  Statement on Form S-8 as such attorney-in-fact deems appropriate,  and any other documents and  instruments  incidental  thereto,  and to file the same,  with all exhibits thereto and all  documents in  connection  therewith,  with the  Securities  and
Exchange   Commission   and  the  NASDAQ  Stock   Market,   granting  unto  said
attorney-in-fact  and agent, full power and authority to do and perform each and every  act and  thing  requisite  and  necessary  to be done  in and  about  the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes,  may lawfully do or cause to be done by virtue hereof.

     IN WITNESS  WHEREOF,  the  undersigned  has executed this Power of Attorney this 16th day of August 2002.

                                                 /s/FRANK C. CARLUCCI
                                                 -------------------------------
                                                 Frank C. Carlucci

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL YE PERSONS BY THESE  PRESENTS,  that the  undersigned  does hereby make, constitute and appoint each of William H. Koster and Stephen R. Davis, his
or  her   attorney-in-fact  and  agent  with  full  power  of  substitution  and resubstitution  for and in his or her  name,  place  and  stead,  in any and all capacities,  to execute  for and on his or her behalf a  Registration  Statement pursuant the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale  and/or  issuance  of  up to  an  additional  100,000  shares  of  Neurogen
Corporation Stock in respect of the Neurogen Corporation 401 (k) Retirement Plan
(the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on
Form S-8, which amendments may make such changes in the  Registration  Statement on Form S-8 as such attorney-in-fact deems appropriate,  and any other documents and  instruments  incidental  thereto,  and to file the same,  with all exhibits thereto and all  documents in  connection  therewith,  with the  Securities  and
Exchange   Commission   and  the  NASDAQ  Stock   Market,   granting  unto  said
attorney-in-fact  and agent, full power and authority to do and perform each and every  act and  thing  requisite  and  necessary  to be done  in and  about  the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes,  may lawfully do or cause to be done by virtue hereof.

     IN WITNESS  WHEREOF,  the  undersigned  has executed this Power of Attorney this 16th day of August 2002.

                                                 /s/STEPHEN R. DAVIS
                                                 -------------------------------
                                                 Stephen R. Davis

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL YE PERSONS BY THESE  PRESENTS,  that the  undersigned  does hereby make, constitute and appoint each of William H. Koster and Stephen R. Davis, his
or  her   attorney-in-fact  and  agent  with  full  power  of  substitution  and resubstitution  for and in his or her  name,  place  and  stead,  in any and all capacities,  to execute  for and on his or her behalf a  Registration  Statement pursuant the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale  and/or  issuance  of  up to  an  additional  100,000  shares  of  Neurogen
Corporation Stock in respect of the Neurogen Corporation 401 (k) Retirement Plan
(the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on
Form S-8, which amendments may make such changes in the  Registration  Statement on Form S-8 as such attorney-in-fact deems appropriate,  and any other documents and  instruments  incidental  thereto,  and to file the same,  with all exhibits thereto and all  documents in  connection  therewith,  with the  Securities  and
Exchange   Commission   and  the  NASDAQ  Stock   Market,   granting  unto  said
attorney-in-fact  and agent, full power and authority to do and perform each and every  act and  thing  requisite  and  necessary  to be done  in and  about  the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes,  may lawfully do or cause to be done by virtue hereof.

     IN WITNESS  WHEREOF,  the  undersigned  has executed this Power of Attorney this 16th day of August 2002.

                                                 /s/WILLIAM H. KOSTER
                                                 -------------------------------
                                                 William H. Koster

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL YE PERSONS BY THESE  PRESENTS,  that the  undersigned  does hereby make, constitute and appoint each of William H. Koster and Stephen R. Davis, his
or  her   attorney-in-fact  and  agent  with  full  power  of  substitution  and resubstitution  for and in his or her  name,  place  and  stead,  in any and all capacities,  to execute  for and on his or her behalf a  Registration  Statement pursuant the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale  and/or  issuance  of  up to  an  additional  100,000  shares  of  Neurogen
Corporation Stock in respect of the Neurogen Corporation 401 (k) Retirement Plan
(the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on
Form S-8, which amendments may make such changes in the  Registration  Statement on Form S-8 as such attorney-in-fact deems appropriate,  and any other documents and  instruments  incidental  thereto,  and to file the same,  with all exhibits thereto and all  documents in  connection  therewith,  with the  Securities  and
Exchange   Commission   and  the  NASDAQ  Stock   Market,   granting  unto  said
attorney-in-fact  and agent, full power and authority to do and perform each and every  act and  thing  requisite  and  necessary  to be done  in and  about  the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes,  may lawfully do or cause to be done by virtue hereof.

     IN WITNESS  WHEREOF,  the  undersigned  has executed this Power of Attorney this 16th day of August 2002.

                                                 /S/ MARK NOVITCH
                                                 -------------------------------
                                                 Mark Novitch

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL YE PERSONS BY THESE  PRESENTS,  that the  undersigned  does hereby make, constitute and appoint each of William H. Koster and Stephen R. Davis, his
or  her   attorney-in-fact  and  agent  with  full  power  of  substitution  and resubstitution  for and in his or her  name,  place  and  stead,  in any and all capacities,  to execute  for and on his or her behalf a  Registration  Statement pursuant the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale  and/or  issuance  of  up to  an  additional  100,000  shares  of  Neurogen
Corporation Stock in respect of the Neurogen Corporation 401 (k) Retirement Plan
(the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on
Form S-8, which amendments may make such changes in the  Registration  Statement on Form S-8 as such attorney-in-fact deems appropriate,  and any other documents and  instruments  incidental  thereto,  and to file the same,  with all exhibits thereto and all  documents in  connection  therewith,  with the  Securities  and
Exchange   Commission   and  the  NASDAQ  Stock   Market,   granting  unto  said
attorney-in-fact  and agent, full power and authority to do and perform each and every  act and  thing  requisite  and  necessary  to be done  in and  about  the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes,  may lawfully do or cause to be done by virtue hereof.

     IN WITNESS  WHEREOF,  the  undersigned  has executed this Power of Attorney this 16th day of August 2002.

                                                 /s/CRAIG SAXTON
                                                 -------------------------------
                                                 Craig Saxton

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL YE PERSONS BY THESE  PRESENTS,  that the  undersigned  does hereby make, constitute and appoint each of William H. Koster and Stephen R. Davis, his
or  her   attorney-in-fact  and  agent  with  full  power  of  substitution  and resubstitution  for and in his or her  name,  place  and  stead,  in any and all capacities,  to execute  for and on his or her behalf a  Registration  Statement pursuant the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale  and/or  issuance  of  up to  an  additional  100,000  shares  of  Neurogen
Corporation Stock in respect of the Neurogen Corporation 401 (k) Retirement Plan
(the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on
Form S-8, which amendments may make such changes in the  Registration  Statement on Form S-8 as such attorney-in-fact deems appropriate,  and any other documents and  instruments  incidental  thereto,  and to file the same,  with all exhibits thereto and all  documents in  connection  therewith,  with the  Securities  and
Exchange   Commission   and  the  NASDAQ  Stock   Market,   granting  unto  said
attorney-in-fact  and agent, full power and authority to do and perform each and every  act and  thing  requisite  and  necessary  to be done  in and  about  the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes,  may lawfully do or cause to be done by virtue hereof.

     IN WITNESS  WHEREOF,  the  undersigned  has executed this Power of Attorney this 16th day of August 2002.

                                                 /s/JOHN SIMON
                                                 -------------------------------
                                                 John Simon

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL YE PERSONS BY THESE  PRESENTS,  that the  undersigned  does hereby make, constitute and appoint each of William H. Koster and Stephen R. Davis, his
or  her   attorney-in-fact  and  agent  with  full  power  of  substitution  and resubstitution  for and in his or her  name,  place  and  stead,  in any and all capacities,  to execute  for and on his or her behalf a  Registration  Statement pursuant the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale  and/or  issuance  of  up to  an  additional  100,000  shares  of  Neurogen
Corporation Stock in respect of the Neurogen Corporation 401 (k) Retirement Plan
(the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on
Form S-8, which amendments may make such changes in the  Registration  Statement on Form S-8 as such attorney-in-fact deems appropriate,  and any other documents and  instruments  incidental  thereto,  and to file the same,  with all exhibits thereto and all  documents in  connection  therewith,  with the  Securities  and
Exchange   Commission   and  the  NASDAQ  Stock   Market,   granting  unto  said
attorney-in-fact  and agent, full power and authority to do and perform each and every  act and  thing  requisite  and  necessary  to be done  in and  about  the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes,  may lawfully do or cause to be done by virtue hereof.

     IN WITNESS  WHEREOF,  the  undersigned  has executed this Power of Attorney this 16th day of August 2002.

                                                 /s/SUZANNE WOOLSEY
                                                 -------------------------------
                                                 Suzanne Woolsey